UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

_________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

_________________________________

Date of Report

August 31, 2016

(Date of earliest event reported)

ERBA Diagnostics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14798	11-3500746
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

14100 NW 57th Court Miami Lakes, Florida		33014
(Address of principal executive offices)		(Zip Code)

(305) 324-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01     Changes in Registrant’s Certifying Accountant.

(a)           On August 31, 2016, ERBA Diagnostics, Inc. (the “Company”) received a letter from Mayer Hoffman McCann P.C. (“MHM”), the Company’s independent registered public accounting firm, advising the Company of MHM’s resignation as the Company’s independent registered public accounting firm.

While the audit reports of MHM on the Company’s financial statements for each of the years ended December 31, 2014 and 2013 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, as previously reported in the Company’s Current Report on Form 8-K filed on November 20, 2015, the Company’s financial statements for each of the years ended December 31, 2014 and 2013 and for each of the interim periods ended March 31, 2015 and June 30, 2015 should no longer be relied upon.

During the two most recent fiscal years and the subsequent interim period preceding such resignation, the Company had no disagreements with MHM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to MHM’s satisfaction, would have caused MHM to make reference to the subject matter of the disagreement in connection with its reports. In addition, during that time, there were no “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

As previously reported in the Company’s Annual Reports on Form 10-K for the years ended December 31, 2014 and 2013, and in the Company’s Quarterly Reports on Form 10-Q for the quarters ended March 31, 2015 and June 30, 2015, the Company concluded that there were material weaknesses in its internal control over financial reporting. A material weakness is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the Company’s annual or interim financial statements will not be prevented or detected on a timely basis.

The Company has provided MHM with a copy of the disclosures required by Item 304(a) of Regulation S-K contained in this Current Report on Form 8-K and has requested that MHM furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether MHM agrees with the statements made by the Company in this Current Report on Form 8-K and, if not, stating the respects in which it does not agree. A copy of MHM’s letter, dated September 7, 2016, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b)          To date, the Company has not appointed an independent registered public accounting firm to audit its financial statements as successor to MHM. The Company will file a Current Report on Form 8-K upon any appointment of a new independent registered public accounting firm for the Company.

Item 9.01      Financial Statements and Exhibits.

(d)	Exhibit 16.1 - Letter from Mayer Hoffman McCann P.C., dated September 7, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ERBA DIAGNOSTICS, INC.

Dated: September 7, 2016	By:	/s/ Mohan Gopalkrishnan
Mohan Gopalkrishnan,
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

16.1	Letter from Mayer Hoffman McCann P.C., dated September 7, 2016.